===============================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Golden Star Resources Ltd.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                           GOLDEN STAR RESOURCES LTD.
                        1660 LINCOLN STREET, SUITE 3000
                          DENVER, COLORADO 80264-3001


                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 16, 1998

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of Golden Star Resources Ltd. (the "Corporation") will be held at 11:00 am (Toronto time) on Tuesday, June 16, 1998, in the Engineer Room of the Ontario Club, 30 Wellington Street West, Toronto, Ontario, Canada for the following purposes:

1. to receive the report of the directors and the audited financial statements of the Corporation for the year ended December 31, 1997 together with the report of the auditors thereon;

2.  to elect directors for the ensuing year;

3. to reappoint the auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors;

4. to transact such other business as may properly come before the meeting or any adjournment of it.

The Board of Directors has fixed the close of business on April 28, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the General Meeting and at any adjournment thereof.

Dated at Denver, Colorado, U.S.A. this 28th day of April, 1998.


                                    BY ORDER OF THE BOARD

                                    /s/ Louis O. Peloquin
                                    Vice President, General Counsel
                                    and Secretary



NOTE: IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, PLEASE READ THE ATTACHED PROXY STATEMENT AND PROMPTLY COMPLETE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT IN THE SELF-ADDRESSED ENVELOPE FOR RECEIPT BY 4:30 P.M. (TORONTO
TIME) ON FRIDAY, JUNE 12, 1998. IF A SHAREHOLDER RECEIVES MORE THAN ONE PROXY FORM BECAUSE SUCH SHAREHOLDER OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY FORM SHOULD BE COMPLETED AND RETURNED.

                           GOLDEN STAR RESOURCES LTD.
                        1660 Lincoln Street, Suite 3000
                          DENVER, COLORADO  80264-3001

                     ANNUAL GENERAL MEETING OF SHAREHOLDERS
              PROXY STATEMENT AND MANAGEMENT INFORMATION CIRCULAR


                              GENERAL INFORMATION

This Management Information Circular is furnished to the shareholders (the "shareholders") of Golden Star Resources Ltd. (the "Corporation") in connection with the solicitation by management of proxies to be voted at the annual general meeting (the "Meeting") of the shareholders of the Corporation to be held at the Ontario Club, 30 Wellington Street West, in Toronto, Canada, at 11:00 am (Toronto time), on Tuesday, June 16, 1998, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.


                                    PROXIES
SOLICITATION OF PROXIES

THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF MANAGEMENT OF THE CORPORATION. THE PERSONS NAMED IN THE ENCLOSED PROXY FORM ARE DIRECTORS OF THE CORPORATION. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM AT THE MEETING MAY DO SO EITHER BY INSERTING SUCH OTHER PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE PROXY FORM OR BY COMPLETING ANOTHER FORM OF PROXY. To be used at the Meeting, the completed proxy form must be received by 4:30 p.m. (Toronto time) on Friday, June 12, 1998, at the address set forth in the accompanying return envelope (Attention:
Proxy Department, CIBC Mellon Trust Company, PO Box 12005 STN BRM B, Toronto, Ontario M7Y 2K5). Solicitation will be primarily by mail, but some proxies may be solicited personally or by telephone by regular employees or directors of the Corporation at a nominal cost. The cost of solicitation by management of the Corporation will be borne by the Corporation. This Management Information Circular and the accompanying proxy are expected to be sent to the shareholders on or about April 30, 1998.


REVOCABILITY OF PROXIES

A shareholder who has given a proxy may revoke it either by (a) signing a proxy bearing a later date and depositing the same at the registered office of the Corporation at 19/th/ floor, 885 West Georgia Street, Vancouver, British Columbia V6C 3H4 prior to the close of business on the day preceding the date on which the Meeting is to be held or any adjournment thereof, or with the chairman of the Meeting before any votes in respect of which the proxy is to be used shall have been taken; or (b) attending the Meeting in person and registering with the scrutineers as a shareholder personally present.


VOTING OF PROXIES

A shareholder's instructions on his proxy form as to the exercise of voting rights will be followed in casting such shareholder's votes. IN THE ABSENCE OF ANY INSTRUCTIONS, THE PROXY AGENT NAMED ON THE PROXY FORM WILL CAST THE SHAREHOLDER'S VOTES IN FAVOR OF THE PASSAGE OF THE RESOLUTIONS SET FORTH HEREIN AND IN THE NOTICE OF MEETING.

The enclosed proxy form confers discretionary authority upon the persons named therein with respect to (a) amendments or variations to matters identified in the Notice of Meeting and (b) other matters which may properly come before the

Meeting or any adjournment thereof. At the time of printing of this Management Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Meeting.


               VOTES NECESSARY TO PASS RESOLUTIONS AT THE MEETING

Under the Corporation's By-Laws, the quorum for the transaction of business at the Meeting consists of two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxyholder or representative for a shareholder so entitled. Pursuant to the Canada Business Corporations Act ("CBCA") and the Corporation's By-Laws, directors must be elected and resolutions referred to in the accompanying Notice of Meeting must be passed by a majority of the votes cast by the shareholders who voted in respect of the particular matter.


                  VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

The Corporation has an authorized capital consisting of an unlimited number of common shares (the "Common Shares") and an unlimited number of first preferred shares (the "First Preferred Shares"). Only the Common Shares carry voting rights at the Meeting with each Common Share carrying the right to one vote. As of April 28, 1998, 30,249,466 Common Shares and no First Preferred Shares were issued and outstanding. The Board of Directors of the Corporation (the "Board") has fixed April 28, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. The Corporation has caused to be prepared a list of the holders of its Common Shares on such record date. Each shareholder named in the list will be entitled to one vote at the Meeting for each Common Share shown opposite such shareholder's name except to the extent that (a) such shareholder has transferred the ownership of such Common Share after the date on which the list was prepared and (b) the transferee of such Common Share produces a properly endorsed share certificate or otherwise establishes that the transferee owns such Common Share and demands not later than 10 days before the Meeting that the transferee's name be included in the list in which case the transferee will be entitled to vote such Common Share at the Meeting. A complete list of the shareholders entitled to vote at the Meeting will be open to examination by any shareholder for any purpose germane to the Meeting, during ordinary business hours for a period of 10 days prior to the Meeting, at the office of CIBC Mellon Trust Company at Mall Level, 1177 West Hastings Street, Vancouver, British Columbia V6E 2K3.

As of April 28, 1998, based upon information available to the Corporation, no person or entity beneficially owns, directly or indirectly, or exercises control or direction over, shares carrying more than 5% of the voting rights attached to the Corporation's issued and outstanding Common Shares, except as noted below in the table entitled "Security Ownership of Certain Beneficial Owners and Management".


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of April 7, 1998, with respect to beneficial ownership of the Corporation's Common Shares by each person known to the Corporation or its directors or senior officers to be the beneficial owner of more than 5% of its outstanding Common Shares, by each director and nominee for director of the Corporation, by each executive officer named in the table titled "Summary Compensation Table" which appears elsewhere in this Management Information Circular, and by all officers and directors of the Corporation as a group. Unless otherwise noted, each shareholder has sole investment and voting power over the Common Shares owned.

                                                                          NUMBER OF COMMON SHARES        PERCENT OF COMMON SHARES
                                                                            BENEFICIALLY OWNED
                                                                         -------------------------------------------------------
Snyder Capital Management Inc.                                                 4,666,500/(1)/                     15.7%
350 California Street, Suite 1460
San Francisco, CA 94104
--------------------------------------------------------------------------------------------------------------------------
Bank of America Corporation                                                    2,669,000/(1)/                      9.0%
555 California Street
San Francisco, CA 94104
--------------------------------------------------------------------------------------------------------------------------
Travelers Group                                                                1,656,000/(1)/                      5.6%
388 Greenwich Street
New York, NY  10013
--------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Associates Inc.                                                  1,543,700/(1,2)/                    5.1%
100 East Pratt Street
Baltimore, MD  21202
--------------------------------------------------------------------------------------------------------------------------
David A. Fennell  /(4,5)/                                                      1,388,402/(3)/                      4.4%
--------------------------------------------------------------------------------------------------------------------------
David K. Fagin  /(5)/                                                          1,006,487/(3)/                      3.3%
Englewood, CO  80110
--------------------------------------------------------------------------------------------------------------------------
Roger D. Morton /(5)/                                                            302,500/(3)/                      1%
Edmonton, Alberta, Canada T6G 2V2
--------------------------------------------------------------------------------------------------------------------------
Gordon J. Bell  /(4,5)/                                                          297,604/(3)/                      *
--------------------------------------------------------------------------------------------------------------------------
Adrian W. Fleming  /(4,5)/                                                       146,921/(3)/                      *
--------------------------------------------------------------------------------------------------------------------------
Louis O. Peloquin/(4,5)/                                                         145,350/(3)/                      *
--------------------------------------------------------------------------------------------------------------------------
Richard A. Stark /(5)/                                                           137,500/(3)/                      *
Vero Beach, FL 32963
--------------------------------------------------------------------------------------------------------------------------
Pierre Gousseland /(5)/                                                           72,000/(3)/                      *
Greenwich, CT  06830
--------------------------------------------------------------------------------------------------------------------------
Donald F. Mazankowski /(5)/                                                       70,000/(3)/                      *
Vegreville, Alberta, Canada T9C 1S5
--------------------------------------------------------------------------------------------------------------------------
Ernest C. Mercier /(5)/                                                           63,000/(3)/                      *
Toronto, Ontario, Canada M5N 1S8
--------------------------------------------------------------------------------------------------------------------------
Robert Minto /(5)/                                                                50,100/(3)/                      *
Beaconsfield, Quebec, Canada H9W 1G9
--------------------------------------------------------------------------------------------------------------------------
Robert R. Stone                                                                   45,000/(3)/                      *
Vancouver, British Columbia, Canada V6C 2G7
--------------------------------------------------------------------------------------------------------------------------
Philip S. Martin                                                                  40,000/(3)/                      *
Oakville, Ontario, Canada L6J 4N2
--------------------------------------------------------------------------------------------------------------------------
Directors and Executive Officers as a group /(6)/                              4,180,887/(3)/                      13%
--------------------------------------------------------------------------------------------------------------------------

*   Indicates less than one percent.
(1) This information was taken from the most current Schedule 13-D or 13-G provided to the Corporation by this beneficial owner.
(2) These securities are owned by various individuals and institutional investors for which T. Rowe Price Associates, Inc. (Price Associates) serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.
(3) Includes Common Shares subject to options exercisable within 60 days of April 7, 1998 as follows: Gordon Bell: 283,700; David Fagin: 426,500; David
    Fennell: 254,400; Adrian Fleming: 144,100; Pierre Gousseland 70,000; Philip
    S. Martin: 40,000; Donald Mazankowski: 70,000; Ernest Mercier: 60,000; Robert Minto: 50,000; Roger Morton: 130,000; Louis O. Peloquin: 145,350; Richard Stark: 130,000; Robert R. Stone: 40,000; and Directors and Executive Officers as a group(6): 4,180,887. As a result of a plan of arrangement completed on March 14, 1995 between the Corporation and its shareholders, upon exercise of each option to purchase Common Shares granted prior to March 14, 1995, the holder thereof will, in addition, be entitled to receive one-fifth of one Class B common share of Guyanor Ressources S.A., a subsidiary of the Corporation ("Guyanor"), for each Common Share acquired thereunder.

(4) Address is c/o Golden Star Resources Ltd., 1660 Lincoln Street, Suite 3000, Denver, CO 80264.
(5) Guyanor, a company incorporated under the laws of France whose Class B common shares are listed on the Toronto Stock Exchange (the "TSE") and the Nouveau Marche of the Bourse de Paris, is an approximately 69% subsidiary of the Corporation. The following persons beneficially own Class B shares of Guyanor, including Class B common shares that may be acquired through options within 60 days of April 7, 1998 (figures in parentheses), as follows: Gordon Bell: 115,501 (114,901); David Fagin: 562,530 (430,458);
    David Fennell: 1,225,602 (982,302); Adrian Fleming: 100,550 (100,550);
    Pierre Gousseland: 95,000 (70,000); Philip S. Martin: 10,000 (10,000);
    Donald Mazankowski: 72,500 (60,000); Ernest Mercier: 60,000 (50,000); Robert
    Minto: 20,500 (20,000); Roger Morton: 160,700 (70,000); Louis O. Peloquin:
    104,851(96,800); Richard Stark: 78,000 (60,000); Robert R. Stone:  10,000
    (10,000); and directors and executive officers as a group(6): 3,225,736 (2,662,102). This is in addition to the shares mentioned in note 3 above.
(6) Includes the executive officers listed above and three other executive officers.
(7) Pan African Resources Corporation ("PARC"), a corporation organized under the laws of the Yukon Territory (Canada) was an approximately 64% owned subsidiary of the Corporation until April 21, 1998. Pursuant to a plan of arrangement involving PARC and its shareholders effective April 21, 1998, the Corporation acquired all of the outstanding common shares of PARC. Each shareholder of PARC, other than the Corporation, is receiving under the plan of arrangement one Common Share of the Corporation in exchange for each 50 common shares of PARC. On April 21, 1998, the common shares of PARC ceased to be quoted on the Canadian Dealing Network. The following persons beneficially owned common shares in the capital of PARC, including common shares subject to options exercisable within 60 days of April 7, 1998 (figure in parentheses), as follows: Gordon Bell: 116,750 (116,750); David
    Fagin: 143,400 (143,400);  David Fennell: 667,100 (567,000);  Adrian
    Fleming: 400,100 (300,000);  Pierre Gousseland: 62,020 (10,000); Donald
    Mazankowski: 65,015 (50,000);  Ernest Mercier: 65,015 (50,000);  Robert
    Minto: 10,000 (10,000);  Roger Morton: 60,000 (60,000):  Louis O. Peloquin:
    74,416 (58,400); Richard Stark: 90,030 (60,000) and directors and executive officers as a group(6): 1,751,959 (1,330,600).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the U.S. Securities Exchange Act of 1934 (the "Exchange Act") requires the Corporation's directors, executive officers and persons who own more than ten percent (10%) of the Corporation's Common Shares to file initial reports of ownership and reports of changes in ownership with the U.S. Securities and Exchange Commission ("SEC"). These reports are also filed with the American Stock Exchange.

Additionally, SEC regulations require that the Corporation identify any individual for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year. To the Corporation's knowledge, based solely on a review of reports furnished to it and written representations that no other reports were required during and with respect to the fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to its executive officers, directors and more than 10% beneficial owners were complied with, except as follows: Messrs. Pierre Gousseland and Ernest C. Mercier each inadvertently filed a late report of options received; Mr. Richard A. Stark inadvertently filed a late report of Common Shares gifted; and Messrs. Philip
S. Martin and Robert R. Stone each inadvertently had a late filing of his Initial Statement of Beneficial Ownership of Securities - Form 3.


                             ELECTION OF DIRECTORS

Under the articles of the Corporation, the Board of Directors shall consist of a minimum of three and a maximum of 15 directors. At present, the Board consists of 10 directors. Under the CBCA, a majority of the directors must be Canadian residents.

The articles of the Corporation provide that the Board may appoint one or more directors, who shall hold office for a term expiring not later than the close of the next annual general meeting of shareholders, provided that the total number of directors so appointed may not exceed one-third of the number of directors elected at the previous annual meeting of shareholders. On September 30, 1997, the Board appointed Mr. Philip S. Martin to fill the vacancy on the Board created by the resignation of Mr. Jean-Pierre Lefebvre effective July 1, 1997. On September 30, 1997, the Board also appointed

Mr. Robert R. Stone as an additional director on the Board. Effective December 31, 1997, Mr. David K. Fagin resigned his position as Chairman of the Board and the Board selected Mr. Pierre Gousseland as his replacement.

The ten persons named below are the nominees of management for election as directors. Each elected director will hold office until the next annual meeting of the shareholders or until his successor is elected or appointed pursuant to relevant provisions of the By-Laws of the Corporation or the CBCA. It is the intention of the persons named as proxyholders in the enclosed proxy form to vote for the election to the Board of those persons hereinafter designated as nominees for election as directors. The Board does not contemplate that any of such nominees will be unable to serve as a director; however, if for any reason any of the proposed nominees do not stand for election or are unable to serve as such, PROXIES IN FAVOR OF MANAGEMENT DESIGNEES WILL BE VOTED FOR ANOTHER NOMINEE IN THE DISCRETION OF THE PROXY AGENT UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY FORM THAT THE SHAREHOLDER'S COMMON SHARES ARE TO BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS.

The following table sets forth the name of each of the persons proposed to be nominated for election as a director; all positions and offices in the Corporation presently held by him; his present principal occupation or employment; the date of his first appointment as a director; and his age. See "Security Ownership of Certain Beneficial Owners and Management" for the number of Common Shares of the Corporation that each nominee has advised are beneficially owned by him, directly or indirectly, or over which control or direction is exercised.




NAME AND POSITION WITH                  PRESENT AND PRINCIPAL OCCUPATION                             DATE OF FIRST               AGE
CORPORATION                                                                                          APPOINTMENT AS
                                                                                                       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

PIERRE GOUSSELAND /(4)/                 Business Consultant                                         June 11, 1996                 76
Chairman of the Board

DAVID A. FENNELL                        President and Chief Executive Officer of the Corporation    May 15, 1992/(3)/             45
President, Chief Executive Officer
and Director

DAVID K. FAGIN /(1)/                    Chairman and Chief Executive Officer of Western             May 15, 1992/(3)/             60
Director                                Exploration and Development Limited

PHILIP S. MARTIN /(2)/                  Businessman and Corporate Director                          September 30, 1997            53
Director

DONALD F. MAZANKOWSKI /(2)/             Businessman and Professional Director                       June 20, 1994                 62
Director

ERNEST C. MERCIER /(1)/                 Businessman and Professional Director                       January 20, 1995              65
Director

ROBERT MINTO /(2)/                      Senior Vice President and General Manager, Operations,      September 1, 1996/(3)/        57
Director                                for Kilborn SNC Lavalin Inc.

ROGER D. MORTON /(2)/                   Professor Emeritus of Economic Geology, University of       May 15, 1992/(3)/             62
Director                                Alberta and Business Consultant


NAME AND POSITION WITH                  PRESENT AND PRINCIPAL OCCUPATION                        DATE OF FIRST            AGE
CORPORATION                                                                                    APPOINTMENT AS
                                                                                                  DIRECTOR
----------------------------------------------------------------------------------------------------------------------------

RICHARD A. STARK /(1)/                  Retired Lawyer; Businessman and Fiduciary Trustee     May 15, 1992                77
Director

ROBERT R. STONE /(1)/                   Business Consultant and Corporate Director            September 30, 1997          55
Director
----------------------------------------------------------------------------------------------------------------------------

(1) Member of the Audit and Governance Committee.
(2) Member of the Compensation and Nominating Committee.
(3) May 15, 1992 represents the date of the Corporation's formation upon the amalgamation of Golden Star Resources Ltd. ("Golden Star") and South American Goldfields Inc. ("South American"). Messrs. Fagin, Fennell, Minto and Morton were, prior to the amalgamation, directors of Golden Star serving since February 3, 1992, since March 7, 1984, from October 31, 1986 to May 14, 1992 and since April 2, 1985, respectively.
(4) Ex-officio member of the Audit and Governance Committee and the Compensation and Nominating Committee with right to vote.

Below is additional information concerning each of the individuals named in the above table.

  Mr. Gousseland was Chairman and Chief Executive Officer of AMAX, Inc. from 1975 until 1984. Mr. Gousseland has been a director of Guyanor since May 13, 1994, a director of the Corporation since June 11, 1996 and Chairman of the Board of the Corporation since January 1, 1998. Since leaving AMAX, Inc., Mr. Gousseland has accepted a number of corporate directorships and currently also serves as a director of Royal Gold, Inc.

  Mr. Fennell was President of Golden Star from 1984 to May 1992 and from November 30, 1990 to May 1992, was a director of South American. Since May 1992, Mr. Fennell has been President of the Corporation and since May 1, 1996, Chief Executive Officer of the Corporation.

  Mr. Fagin was President of Homestake Mining Company from May 1986 to July 1991. From July 1991 to February 1992, Mr. Fagin was an independent businessman and from February to May 1992, Mr. Fagin was Chairman, President and Chief Executive Officer of South American and Chairman and Chief Executive Officer of Golden Star. From May 1992 until May 1, 1996, Mr. Fagin was Chairman and Chief Executive Officer of the Corporation. On May 1, 1996, Mr. Fagin resigned as Chief Executive Officer of the Corporation and on December 31, 1997, Mr. Fagin resigned as Chairman of the Board. Mr. Fagin continues as a Director of the Corporation and is currently Chairman and Chief Executive Officer of Western Exploration and Development Ltd.

  Mr. Martin was a Director and Partner of Gordon Capital Corporation until March 31, 1998. He is currently an independent Business Executive, President of Tobago Land and Development L.A.C. as well as a Director of Sahelian Goldfields Inc.

  Mr. Mazankowski was from 1968 to 1993 a Member of Parliament of Canada and a member of the federal Canadian cabinet, holding at various times during that period the following cabinet positions: Deputy Prime Minister, Minister of Transport, Minister responsible for the Canadian Wheat Board, President of the Treasury Board, Minister responsible for Privatization and Regulatory Affairs, Minister of Agriculture and Minister of Finance. Since retiring from politics in 1993, Mr. Mazankowski has accepted a number of corporate directorships and currently serves as a director of Power Group of Canada Companies, Great West Life Assurance Company, Investors Group, Weyerhauser Company, IMC Global Incorporated, Canadian Utilities Limited, Canada Brokerlink, Gulf Canada Resources, Gulf Indonesia Resources and Shaw Communications Inc.

  Mr. Mercier was employed from 1970 to January 1993 by The Toronto-Dominion Bank, most recently as Executive Vice President, Corporate & Investment Banking and as Co-Chairman, Toronto-Dominion Securities Inc. Mr. Mercier retired from The Toronto-Dominion Bank in 1993 and currently serves as a director of Cascade Corporation, Oxford Properties Group Inc., Camvec Ltd., Pencor Petroleum Ltd. and International Comfort Products Ltd.

  Dr. Minto has worked for the SNC-Lavalin Group since 1973. He has held responsibilities as Vice-President Technology, Process Plants Division; Vice-President Metallurgical Technologies, Industrial Division and Vice-President, Mining and Metallurgy Division. Dr. Minto is currently Senior Vice-President, Kilborn SNC-Lavalin Inc., a company, wholly-owned by SNC-Lavalin Inc., that provides consulting, engineering and project management services to the mining/minerals/metals sector worldwide.

  Dr. Morton was a professor of Economic Geology at the University of Alberta from 1967 until 1995. He is now Professor Emeritus at the University of Alberta and President of Polar Star Diamonds Ltd. Currently Dr. Morton serves as a director of Texas Star Resources Inc., Roraima Gold Corporation, Solitario Resources, Canadian Entech Research Corp., Takla Star Resources Ltd., International Capri Ltd., Layfield Resources Ltd., Uraguay Gold Fields, Mindoro Resources and Arian Resources and acts as a private consultant to mining companies.

  Mr. Stark was first an associate and then a partner in the New York law firm of Milbank, Tweed, Hadley & McCloy from 1948 to 1990, and has been a fiduciary trustee since 1980, and a managing partner in several real estate ventures for more than 10 years.

  Mr. Stone was employed from 1973 until 1997 by Cominco Ltd., most recently as Vice-President, Finance, Chief Financial Officer and Director. Mr. Stone retired from Cominco Ltd. in 1997 and currently serves as a director of Boliden Limited, Global Stone Corporation, Manhattan Minerals Corp., United Bolero Development Corp. and Union Bank of Switzerland (Canada).

There are no family relationships between any of the nominees, directors or officers of the Corporation.

See "Statement of Corporate Governance Practices" for information on Board committees and directors' meeting attendance.


COMPENSATION OF DIRECTORS

  Directors' Fees

During the year ended December 31, 1997, the Corporation paid a total of US $84,000 to its non-employee directors in respect of Board and committee participation. The non-employee directors of the Corporation are each paid an amount of US $12,000 per year. During the year ended December 31, 1997, Mr. Richard A. Stark was paid a further US $12,000 as Chairman of the Audit and Governance Committee. The non-employee directors are also reimbursed for transportation and other out-of-pocket expenses reasonably incurred for attendance at Board and committee meetings and in connection with the performance of their duties as directors.

     Stock Options

The Corporation's 1997 Stock Option Plan (the "Plan") provides for an automatic grant of an option to purchase 40,000 Common Shares to each person who becomes non-employee director, as of the date such person first becomes non-employee director, provided that, within the previous year, such person was not granted any other stock options by the

Corporation. In addition, on each anniversary of his appointment to the Board, a non-employee director is entitled to receive an automatic stock option to purchase 10,000 Common Shares. The Board may, at its discretion, grant additional options to non-employee directors from time to time. 590,000 Common Shares were reserved for issuance under outstanding options granted to non-employee directors under the Plan as of April 7, 1998. All options granted to the non-employee directors so far vested immediately and have a ten-year term. (See "Stock Option Plan" below for other particulars of the Plan.)

Because the non-employee directors of the Corporation are not employed by Guyanor, they are not eligible to participate in Guyanor's Stock Option Plan. Therefore, once a year, the Corporation grants to its non-employee directors options to purchase Class B shares of Guyanor from the Class B shares that the Corporation owns. The term of each option is 10 years and the options granted so far vested immediately.

The following table sets forth information with respect to options granted during the financial year ended December 31, 1997 to the Corporation's non-employee directors as a group under the Plan as well as options granted by the Corporation to purchase Guyanor Class B shares.

                     OPTION GRANTS DURING LAST FISCAL YEAR
                      (ALL $ AMOUNTS IN CANADIAN DOLLARS)

                                                                                        MARKET VALUE OF
          GROUP              SECURITIES UNDER OPTIONS                                SECURITIES UNDERLYING
   ___________________               GRANTED             EXERCISE OR BASE PRICE     OPTIONS ON THE DATE OF
  NON-EXECUTIVE DIRECTORS               (#)                    ($/SECURITY)            GRANT ($/SECURITy)          EXPIRATION DATE
       AS A GROUP
------------------------------------------------------------------------------------------------------------------------------------
                                      10,000                       18.50                    18.50                 January 30, 2007
                                      30,000                       12.40                    12.40                 May 15, 2007
Company        Corporation            30,000                       11.20                    11.20                 June 10, 2007
Whose                                 10,000                       12.00                    12.00                 June 11, 2007
Shares are                            10,000                       13.00                    13.00                 June 20, 2007
Subject of                            10,000                        7.30                     7.30                 September 1, 2007
Options                               80,000                        8.05                     8.05                 September 30, 2007
Granted                               30,000                        3.40                     3.40                 December 16, 2007
            ------------------------------------------------------------------------------------------------------------------------
               Guyanor                80,000                        1.39                     1.39                 December 9, 2007
------------------------------------------------------------------------------------------------------------------------------------


The following table sets forth information with respect to the exercise during the financial year ended December 31, 1997, by the non-employee directors as a group, of options granted under the Plan, or options granted by the Corporation to acquire Guyanor Class B shares as of December 31, 1997 as well as the value of their outstanding options as of December 31, 1997.


              AGGREGATED OPTION EXERCISES DURING LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES
                      (ALL $ AMOUNTS IN CANADIAN DOLLARS)

                                                                                                               VALUE OF UNEXERCISED
                                                                               UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
       GROUP                                                                            FY-END                       FY-END ($)
    ___________             SECURITIES ACQUIRED ON      AGGREGATE VALUE                  (#)                       EXERCISABLE/
NON-EXECUTIVE DIRECTORS            EXERCISE                 REALIZED                EXERCISABLE/                   UNEXERCISABLE
    AS A GROUP                        (#)                     ($)                   UNEXERCISABLE                       (2)
------------------------------------------------------------------------------------------------------------------------------------

Company        Corporation             0                       0            580,000   Exercisable/(1)/     204,800 Exercisable/(1)/
Whose
Shares are
Subject of     ---------------------------------------------------------------------------------------------------------------------
Options        Guyanor                 0                       0            350,000   Exercisable              800 Exercisable
 Granted
------------------------------------------------------------------------------------------------------------------------------------

(1) Upon exercise of stock options granted prior to March 14, 1995, the holder will receive one-fifth of one Class B share of Guyanor and one Common Share.
(2) For all unexercised options held as of December 31, 1997, the aggregate dollar value of the excess of the market value of the shares underlying those options over the exercise price of those unexercised options. On December 31, 1997, the closing prices of the Common Share and the Guyanor Class B share on the TSE were CDN$5.00 and CDN$1.40, respectively. On April 7, 1998, the closing prices of the Common Shares and the Guyanor Class B shares on the TSE was CDN$5.75 and CDN$2.23, respectively.


                  STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The Corporation's Board and senior management consider good corporate governance to be central to the effective and efficient operation of the Corporation, and the well-being of the Corporation and its shareholders. The corporate governance statement described below has been approved by the Board.


MANDATE OF BOARD

The Board is required to supervise the management of the business and affairs of the Corporation. It establishes overall policies and standards for the Corporation. The directors are kept informed of the Corporation's operations at meetings of the Board and its Committees and through reports and analyses and discussions with management. The Board normally meets once every two months in person or by telephone conference, with additional meetings being held as needed. In 1997, there were five meetings in person and six meetings by telephone conference. All incumbent directors attended at least 75% of the aggregate number of meetings of the Board of Directors, while serving on the Board, and of the Committees of the Board on which they served. At least one meeting each year includes key personnel from exploration operations in South America and Africa.

Following is a summary of how the Board handles matters pertaining to strategic planning, risk management, succession planning, communication and control systems.

1. Each year the Board reviews planning assumptions and budgets for the year. Because the areas of exploration, the priorities and available funds change constantly, it is not realistic to formulate long range plans other than to select general geographic areas and the types of exploration to be pursued.

2. The Board and the Audit and Corporate Governance Committee seek to identify principal risks of the Corporation's business which are wide ranging because of the nature of the Corporation's business, including risks associated with operating in developing countries, maintaining control of the Corporation's assets and funds, political risks, exchange controls, environmental risks, government regulation problems, title uncertainties, civil unrest, to name only a few.

3. While the Corporation is relatively small, the Board considers the succession planning process to be satisfactory for all senior management positions.

4. The Board provides for shareholder communication through the Corporation's Investor Relations Department and through adopted policies.


DECISIONS REQUIRING BOARD APPROVAL

The Board considers that certain decisions are sufficiently important that management should seek prior approval of the Board. The Board has adopted Policies on Corporate Control with respect to annual budgets, financial and budget reporting, activities reporting, acquisitions and dispositions of assets, joint ventures, spending authorities, contracts and investment banking services. Therefore, in addition to those matters which must by law be approved by the Board, the Board approves, among other things, the terms of acquisitions and dispositions of the mineral properties of the Corporation and its subsidiaries as well as joint venture agreements on such properties. Operating and capital budgets also require the Board's approval. The Board receives monthly reports on business developments and full Board meetings are held to review and approve the corporate activities. Finally, because of its relatively small size, the Board is very flexible and management has been able to liaise regularly with the Board to seek approval for activities which management felt advisable including any activities outside the normal course of business of the Corporation.


COMPOSITION OF THE BOARD AND INDEPENDENCE FROM MANAGEMENT

David Fennell, the President since May 15, 1992 and Chief Executive Officer
since May 1, 1996, is a member of the Board.   Pierre Gousseland became non-
executive Chairman of the Board on January 1, 1998. David K. Fagin was Chairman and Chief Executive Officer from May 15, 1992 to May 1, 1996, non-executive Chairman until December 31, 1997, and continues as a member of the Board. Dr. Morton, a member of the Board, is a Professor Emeritus of Economic Geology at the University of Alberta and was a founder and for a brief period a Vice President of one of the Corporation's predecessor corporations. The other six members of the Board are unrelated or outside members with no other affiliation with the Corporation except as described below in "Certain Relationships and Related Transactions".

The Board considers that its present size of ten members and its present composition to be appropriate and effective for the business being undertaken. The non-management members have a variety of experience and skills, including in the areas of accounting, government, banking, investment banking, geology, mining, metallurgy, and law. No formal program has been adopted to date to assess Board members individually or the effectiveness of the Board as a whole or of its Committees. The education of new members is managed informally through furnishing records and reports and through meeting with executives as desired.

The Board periodically reviews the adequacy and form of compensation of directors in relation to the responsibilities and risks involved in being an effective director. In addition to modest cash compensation, the directors receive options under the 1997 Stock Option Plan and have also received options on shares of the Corporation's publicly traded subsidiaries. The Board believes the emphasis on compensation through options is particularly appropriate in a resource business where increasing shareholder value is perhaps the only relevant measure of progress.


BOARD COMMITTEES

     Audit and Corporate Governance Committee

The integrity of the Corporation's internal controls and management information systems is monitored through the Audit and Corporate Governance Committee (the "Audit Committee") and through expenditure control policies established by the Board. The Audit Committee is currently composed of Messrs. Richard A. Stark (Chairman), David K. Fagin, Pierre Gousseland (ex-officio), Ernest Mercier and Robert Stone. The Audit Committee meets with the financial officers of the Corporation and the independent auditors to review and inquire into matters affecting financial reporting, the systems of internal accounting and financial controls and procedures and the audit procedures and audit plan. The Audit Committee also recommends to the Board the auditors to be appointed and approves their compensation. In addition, the Audit Committee recommends to the Board for approval the annual financial statements, the annual report and certain other documents required by regulatory authorities. The Audit Committee authorizes and monitors corporate conduct, compliance and disclosure policies. In 1997, the Audit Committee reviewed the Corporation's compliance procedures, resulting, among other things, in the designation of the Corporation's General Counsel as Corporate Compliance Officer reporting to the Chief Executive Officer and to the Audit Committee. In connection with risk assessment, the Audit Committee reviews among other things the nature and adequacy of insurance coverages. The Audit Committee is also responsible for corporate governance matters. The Audit Committee met twice in person and once by telephone conference during 1997.

     Compensation and Nominating Committee

The Compensation and Nominating Committee (the "Compensation Committee") is currently composed of Messrs. Philip Martin (Chairman), Pierre Gousseland (ex-officio), Donald Mazankowski, Robert Minto and Roger Morton. The Compensation Committee, subject to Board approval, supervises succession planning and the selection, evaluation and compensation of top executives, sets corporate-wide policy with respect to compensation and benefits, and administers the Corporation's stock option plan for employees and the Employee's Stock Bonus Plan. The Compensation Committee also establishes descriptions, definitions and limits to management's authorities and approves objectives and goals for top management in general terms. In addition, the Compensation Committee is responsible for identifying and proposing to the Board new nominees for the Board. The Compensation Committee will also review and evalutate all nominees recommended by shareholders, and will make recommendations on candidates to the Board of Directors. Applications and communications relating to candidates for director may be sent to the Secretary of the Corporation at the head office in Denver. The Compensation Committee met three times in 1997, once in person and twice by conference telephone.

     Shareholder Relations and Feedback

The Corporation communicates regularly with its shareholders. The Vice President, Corporate Development, the Vice President and Chief Executive Officer and the Manager, Investor Relations are responsible for shareholder communications and investor relations. Together, they try to respond to all shareholder inquiries promptly. To date, the Corporation believes all shareholder inquiries have been dealt with in a satisfactory manner.

                              EXECUTIVE OFFICERS

In addition to Mr. David Fennell, President and Chief Executive Officer, the Corporation's executive officers are as follows:

         Name           Age                     Office and Experience                            Officer Since
--------------------------------------------------------------------------------------------------------------
Gordon J. Bell          40  Vice President and Chief Financial Officer of the Company since           1995
                            November 1995; prior thereto, Vice President and Director, RBC
                            Dominion Securities Inc. from October, 1994; Vice President, RBC
                            Dominion Securities Inc. from December, 1991 to October 1994.
--------------------------------------------------------------------------------------------------------------
Carlos H. Bertoni       46  Vice President, Brazil since June 1997;  and prior thereto Vice           1993
                            President, Exploration (Eastern Division) since October 1993 and prior thereto, Exploration Manager.
--------------------------------------------------------------------------------------------------------------
David A. Fennell        45  Chief Executive Officer of the Company since May 1996; President          1992
                            of the Company since May 1992.
--------------------------------------------------------------------------------------------------------------
Adrian W. Fleming       49  Executive Vice President, Exploration of the Company since May            1994
                            1996;  President of Pan African Resources Corporation (a
                            subsidiary of the Corporation) since 1995 and of PARC Barbados since 1994; Director, Barnu Pty Limited (industrial minerals mining company) from 1990 to 1993.
--------------------------------------------------------------------------------------------------------------
Louis O. Peloquin       40  Vice President, General Counsel and Secretary of the Company since        1993
                            June 1993; prior thereto, Attorney, McCarthy, Tetrault.
--------------------------------------------------------------------------------------------------------------
Hilbert N. Shields      42  Vice President, Guyana since June 1997 and prior thereto Vice             1993
                            President, Exploration (Western Division) since October 1993 and prior thereto, Exploration Manager.
--------------------------------------------------------------------------------------------------------------
Richard A. Winters      35  Vice President, Corporate Development since August 1995; prior            1995
                            thereto Senior Analyst, Robertson Stephens & Co. from August 1994;
                            prior thereto Senior Engineer, Phelps Dodge Mining Co. from
                            January 1993 to August 1994.
--------------------------------------------------------------------------------------------------------------

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth in summary form the compensation received during each of the Corporation's last three fiscal years by the Chief Executive Officer of the Corporation and by the four other most highly compensated officers during the fiscal year ended December 31, 1997 (collectively, the "Named Executive Officers").


                           SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION                      LONG-TERM COMPENSATION (1)
                                ------------------------------------     -----------------------------------------
                                                                                           AWARDS
                                                                         =========================================
                                                                           NUMBER OF
                                                                          SECURITIES                     NUMBER OF
                                                                          UNDERLYING      NUMBER OF     SECURITIES
                                                                           OPTIONS       SECURITIES     UNDERLYING
                                                                           GRANTED       UNDERLYING       OPTIONS
                                                           OTHER            BY THE         OPTIONS      GRANTED BY
                                SALARY     BONUS           ANNUAL        CORPORATION     GRANTED BY        PARC          ALL OTHER
NAME AND PRINCIPAL               (US$)     (US$)        COMPENSATION         (#)           GUYANOR          (#)        COMPENSATION
POSITION               YEAR       (2)       (3)            (US$)             (7)             (#)            (8)            (US$)
--------------------------------------------------------------------------------------------------------------------------------
David A. Fennell       1997     258,300     40,000      206,477(5)       150,000         100,000              0         22,516(9)
President and Chief    1996     246,000     40,000      204,917(5)       150,000         375,000        600,000         17,364(9)
Executive Officer      1995     232,000    532,771(4)    38,342(5)       125,000         600,000              0         17,912(9)
------------------------------------------------------------------------------------------------------------------------------------
David K. Fagin         1997     258,300     10,000       50,024(5)        35,000          40,000         30,000         29,408(9)
Chairman               1996     246,000     40,000       37,743(5)        25,000         110,000        120,000         25,684(9)
                       1995     232,000     40,000       37,286(5)        125,000        300,000              0         23,837(9)
------------------------------------------------------------------------------------------------------------------------------------
Adrian W. Fleming      1997     200,000     10,000             (6)         40,000         20,000              0          1,461(9)
Executive              1996     230,000          0             (6)        150,000        125,000        300,000              0
Vice-President,        1995     260,000          0             (6)              0          5,000              0              0
Exploration
------------------------------------------------------------------------------------------------------------------------------------
Gordon J. Bell         1997     186,500     10,000             (6)         40,000         20,000              0          1,364(9)
Vice-President and     1996     180,000          0       14,571            30,000         85,000        125,000            740(9)
Chief Financial        1995      28,038     30,000             (6)        250,000         25,000              0              0
Officer
------------------------------------------------------------------------------------------------------------------------------------
Louis O. Peloquin      1997     160,000     10,000             (6)         40,000         20,000              0          1,174(9)
Vice-President,        1996     135,000     15,000             (6)         25,000         50,000         65,000            271(9)
General Counsel        1995     125,000     20,500             (6)         40,000         40,000              0            271(9)
and Secretary
------------------------------------------------------------------------------------------------------------------------------------

(1) There were no long-term incentive plan payouts during the periods indicated.
(2) The dollar value of base salary (cash and non-cash) earned.
(3) The dollar value of bonuses (cash and non-cash) earned. The 1997 bonuses were declared December 16, 1997, the 1996 bonuses were declared January 1, 1997 and the 1995 bonuses were declared December 29, 1995.
(4) Included in 1995 bonus amount is a special one time stock bonus granted to Mr. Fennell, pursuant to the Corporation's Employees' Stock Bonus Plan. On February 1, 1995, 75,000 bonus Common Shares were issued to Mr. David A. Fennell which resulted in bonus compensation of US$492,771 being recorded in 1995.
(5) Pertains to deemed taxable benefit of interest free loans from the Corporation. See "Indebtedness of Directors and Officers."
(6) Other annual compensation, including perquisites and other personal benefits, securities or property, did not exceed 10% of the total of the annual salary and bonus, if applicable.
(7) Upon exercise of the options granted prior to March 14, 1995, the holder will receive one-fifth of one Class B share of Guyanor and one Common Share.
(8) Pursuant to a plan of arrangement involving PARC and its shareholders effective April 21, 1998, the Corporation acquired all of the outstanding common shares of PARC. Each shareholder of PARC, other than the Corporation, is receiving under the plan of arrangement one Common Share of the Corporation in exchange for each 50 common shares of PARC. On April 23, 1998, the common shares of PARC ceased to be quoted on the Canadian Dealing Network.
(9) These amounts are in respect of premiums paid for life insurance for the benefit of these executives.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

The Corporation has entered into employment agreements with Messrs. Fennell, Fleming, Bell and Peloquin (the "Executives"). Mr. Fagin's employment agreement expired on December 31, 1997, the date on which he ceased to be an employee of the Corporation.

Mr. Fennell and the Corporation entered into an employment agreement as of January 1, 1998. The agreement is for a three-year term unless terminated as provided hereinafter. After the expiration of the three-year term, the agreement will be automatically renewed on a year-to-year basis unless terminated as follows. In the event the agreement is terminated by the employee for "good reason" or by the Corporation "without cause", Mr. Fennell would be entitled to a lump sum payment equal to the salary, bonus and benefits to which he would have been entitled to receive for a period of two years after the termination and all stock options granted to Mr. Fennell would become immediately vested and would remain exercisable for a period of one year from the termination date. Mr. Fennell's current base annual salary is U.S.$258,300.

The employment agreements with the other Executives are substantially similar to Mr. Fennell's employment agreement except for (i) the compensation provisions,
(ii) the date at which the agreements were entered into, and (iii) in the event the employment of an Executive is terminated by such executive for "good reason" or by the Corporation "without cause", Messrs. Fleming, Bell or Peloquin would be entitled to a lump sum payment equal to the salary, bonus and benefits to which he would have been entitled to receive for a period of one year after the termination. Messrs. Fleming, Bell and Peloquin's current base annual salaries are US$200,000, US$186,500 and US$160,000, respectively.

In December 1997, the Corporation entered into a Change of Control Agreement with each of the Executives. A "change of control" is deemed to have occurred if: (i) any "Person" (as defined in Sections 13(d) and 14(d) of the Exchange
Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), of securities of the Corporation representing fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities;
(ii) within any period of two consecutive years there shall cease to be a majority of the Board comprised of individuals who at the beginning of such period constitute the Board and of any new director(s) whose election was approved by a vote of at least two-thirds (2/3) of the directors then still in office; (iii) the shareholders of the Corporation approve a merger of, or consolidation or amalgamation involving, the Corporation in which (A) the Corporation's Common Shares are converted into shares or securities of another corporation, or into cash or other property, or (B) the Common Shares of the Corporation are not converted but in which more than forty percent (40%) of the Common Shares of the surviving corporation in the merger or amalgamation is owned by shareholders other than those shareholders of the Corporation who owned such amount prior to the merger; (iv) the shareholders of the Corporation approve a plan of complete liquidation of the Corporation, or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets, either of which is followed by a distribution of all or substantially all of the proceeds to the shareholders. In the event an Executive's employment is terminated within 24 months of a change of control, (unless such termination was (i) because of the death or disability of such Executive, (ii) by the Corporation for cause, or (iii) by such Executive without "good reason"), such Executive will be entitled to (A) a lump sum severance payment equal to two times such Executive's base annual salary and annual bonus paid for the prior year, (B) all the outstanding stock options previously granted to such Executive will become fully exercisable and vested, and (C) full benefits such as health, dental, disability and life insurance for a period of 24 months from the termination date (except if such Executive starts full time employment with another company).


REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee was established in 1992 and has always been comprised of non-employee directors. The members of the Compensation Committee currently are Messrs. Martin, Mazankowski, Minto, Morton and Gousseland (ex-officio).
They have responsibility for approving compensation arrangements for all executive officers of the

Corporation and its controlled subsidiaries (subject to the approval of the Board of Directors of such subsidiaries). Cash and benefits compensation is provided for in employment agreements which have been negotiated and entered into with the President and Chief Executive Officer and the Vice-Presidents of the Corporation. At the time such agreements were entered into, the Compensation Committee considered the compensation levels for such positions to be comparable to those of other public gold exploration companies. Subsequent adjustments have reflected, among other things, merit, cost of living and special living conditions. Executive salaries are reviewed by the Compensation Committee on a yearly basis and are set for individual executive officers based on the level of responsibility, scope and complexity of the executive's position and a subjective evaluation of each individual's role and performance in advancing the successful development of the Corporation, the officer's performance in general, the Corporation's performance and a comparison of salary ranges for executives of other similar companies in the mining industry.

During 1997, executive compensation consisted of the following components: base salary, stock options, stock bonuses and living allowances (for executives working overseas). In December 1997, in response to continuing weak gold prices and to conserve cash, the Compensation Committee decided to freeze the base salaries of all executive officers. In addition, in December 1997, the Corporation entered into a "Change of Control" agreement with each of the five executive officers who are on the Management Committee of the Corporation (including all Named Executive Officers except for Mr. Fagin).

Because the Corporation is in an early stage mineral development business, the Compensation Committee considers an essential element of its compensation arrangements for executive officers to consist of options to purchase Common Shares and stock bonuses in order to provide appropriate incentive for individual and group effort. In determining the amount of stock options and stock bonuses to be granted, the Compensation Committee considers, among other things, the officer's position, salary, and previous and anticipated accomplishments.

Submitted by the Compensation Committee:

                         Philip S. Martin, Chairman
                         Donald Mazankowski
                         Robert Minto
                         Roger D. Morton
                         Pierre Gousseland (ex-officio)


STOCK OPTION PLAN

The Corporation has adopted a stock option plan (referred to herein as the Plan) which provides to certain key employees, consultants and directors of the Corporation and its subsidiaries an incentive to maintain and to enhance the long-term performance of the Corporation through the acquisition of Common Shares pursuant to the exercise of stock options. The Plan consists of two components: (i) a discretionary component, under which options may be granted to employees, consultants and directors (including non-employee directors), and
(ii) a non-discretionary component, under which options are automatically granted, on an annual basis, to non-employee directors.

The Plan is currently administered by the Compensation Committee except that with respect to options granted to non-employee directors, the Plan is administered by the Board. The Compensation Committee or the Board, as the case may be, has the authority, subject to the terms of the Plan, to determine when and to whom to make grants under the Plan, the number of shares to be covered by the grants, the terms of options granted and the exercise price of options, and to prescribe, amend and rescind rules and regulations relating to the Plan. Subject to certain other limitations, the maximum number of shares that can be issued under the Plan is 5,600,000.

Under the terms of the non-discretionary component of the Plan, each person who is first elected, appointed or otherwise first becomes a non-employee director (an "Eligible Director") generally will be granted an option to purchase 40,000 Common Shares as of the date on which such person first becomes an Eligible Director (an "Initial Option"), and each such person who remains an Eligible Director will generally receive an option to purchase 10,000 Common Shares (an "Annual Option") on each anniversary date of such person becoming an Eligible Director. With respect to any non-discretionary option, each option is exercisable for a period of 10 years from the date of the grant. Each Initial Option and Annual Option vests and becomes fully exercisable on the date of grant and the exercise price of such options may not be less than the fair market value of the Common Shares on the date of the grant.

Options granted under the discretionary component of the Plan are exercisable over a period determined by the Compensation Committee or the Board, as the case may be, but not to exceed 10 years from the date of grant, and the exercise price of an option may not be less than the fair market value of the Common Shares on the date of grant. In addition, such options may be subject to vesting conditions established by the Compensation Committee or the Board, as the case may be, and provided in the option agreement evidencing the grant of such option.

Provision is made in the Plan for interest-free non-recourse loans to employee participants. The loans are secured by a pledge to the Corporation of the Common Shares acquired through the exercise of an option and are repayable prior to the earliest of the date which is five years from the date of the loan, ten years from the date of grant of the particular option and 30 days after the optionee ceases to be employed by the Corporation for any reason other than death.


STOCK OPTION GRANTS

The following table sets forth information concerning grants of stock options made by the Corporation and Guyanor during the fiscal year ended December 31, 1997 to the Named Executive Officers. Information is set forth for options to purchase Common Shares granted by the Corporation under the Plan and options to purchase Class B shares of Guyanor granted by Guyanor under its stock option plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

                        INDIVIDUAL GRANTS                                                                             GRANT
                                                                                                                      VALUE
=============================================================================================================================
                                                                                 MARKET
                                                                                VALUE OF
                                                                               SECURITIES
NAME OF OPTIONEE           NUMBER OF          % OF TOTAL       EXERCISE OR     UNDERLYING      EXPIRATION DATE     GRANT DATE
AND COMPANY               SECURITIES           OPTIONS         BASE PRICE      OPTIONS ON                           PRESENT
WHOSE SHARES ARE          UNDERLYING          GRANTED TO         (CDN$/        THE DATE OF                         VALUE (1)
SUBJECT OF OPTIONS      OPTIONS GRANTED      EMPLOYEES IN       SECURITY)         GRANT
GRANTED                       (#)           FINANCIAL YEAR                        (CDN$/
                                                                                 SECURITY)
-----------------------------------------------------------------------------------------------------------------------------
David A. Fennell
  Corporation             150,000              14.83%             3.40            3.40         December 16, 2007     345,000
  Guyanor                 100,000              19.58%             1.64            1.64         December 9, 2007       95,000
-----------------------------------------------------------------------------------------------------------------------------
David K. Fagin
  Corporation              25,000               2.47%            17.90           17.90         February 10, 2007     304,750
  Corporation              10,000                .99%             3.40            3.40         December 16, 2007      23,000
  Guyanor                  30,000(2)              N/A             7.70            7.70         February 10, 2007     127,020
  Guyanor                  10,000               1.96%             1.64            1.64         December 9, 2007        9,500
-----------------------------------------------------------------------------------------------------------------------------
Adrian W. Fleming
  Corporation              40,000               3.95%             3.40            3.40         December 16, 2007      92,000
  Guyanor                  20,000               3.92%             1.64            1.64         December 9, 2007       19,000
-----------------------------------------------------------------------------------------------------------------------------
Gordon J. Bell
  Corporation              40,000               3.95%             3.40            3.40         December 16, 2007      92,000
  Guyanor                  20,000               3.92%             1.64            1.64         December 9, 2007       19,000
-----------------------------------------------------------------------------------------------------------------------------
Louis O. Peloquin
  Corporation              40,000               3.95%             3.40            3.40         December 16, 2007      92,000
  Guyanor                  20,000               3.92%             1.64            1.64         December 9, 2007       19,000
-----------------------------------------------------------------------------------------------------------------------------

(1) Based on the Black-Scholes option pricing model, a widely recognized method of valuing options. The following assumptions were used in determining the value of the options using the model:

                                         Corporation                Guyanor
                                        --------------          --------------
        Expected Volatility             79%                     56%
        Risk Free Interest Rate         5.74% to 6.16%          5.92% to 6.16%
        Expected Lives                  5 years                 5 years
        Annual Dividend Rate            0%                      0%
        Forfeiture Rate                 1.5%                    0%

    The expected volatility of share prices was based on the two-year historic daily stock prices adjusted for non-recurring past experiences. The risk free interest used was the interest rate on U.S. Zero Coupon Bonds with time to maturity approximately equal to the options expected time to exercise. Neither the Corporation or Guyanor have paid dividends in the past. The actual value, if any, that an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. Consequently, there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The model is used for valuing market traded options and is not directly applicable to valuing stock options granted under the Corporation's and Guyanor's option plans, which options are non-transferable.

(2) This stock option to purchase shares of Guyanor was privately granted by the Corporation. In the event of exercise of this option, the Corporation will transfer the shares acquired by Mr. Fagin from its own portfolio of Guyanor shares.

STOCK OPTION EXERCISES AND YEAR-END OPTION VALUES

The following table sets forth information concerning each exercise of stock options to purchase Common Shares or Class B shares of Guyanor during the fiscal year ended December 31, 1997 by the Named Executive Officers and the fiscal year-end value of unexercised options held by the Named Executive Officers.


              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                            COMMON
NAME OF OPTIONEE AND        SHARES           AGGREGATE                                         VALUE OF UNEXERCISED IN-THE-
COMPANY WHOSE             ACQUIRED ON     VALUE REALIZED        NUMBER OF SECURITIES           MONEY OPTIONS AT FISCAL YEAR
SHARES ARE SUBJECT OF      EXERCISE           (CDN$)           UNDERLYING UNEXERCISED                    END (CDN$)
OPTIONS GRANTED              (#)                (1)          OPTIONS AT FISCAL YEAR END                     (3)
                                                             ===============================================================
                                                             EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------------
David A. Fennell
  Corporation                       0          N/A            254,400(2)        148,500           81,600          158,400
  Guyanor                           0          N/A            883,302           189,750                0                0
----------------------------------------------------------------------------------------------------------------------------
David K. Fagin
  Corporation                  47,000      225,130            443,000(2)              0           16,000                0
  Guyanor                           0          N/A            440,258                 0                0                0
----------------------------------------------------------------------------------------------------------------------------
Adrian W. Fleming
  Corporation                       0          N/A            144,100(2)         75,900           21,760           42,240
  Guyanor                                                     100,550            54,450                0                0
----------------------------------------------------------------------------------------------------------------------------
Gordon J. Bell
  Corporation                       0          N/A            283,700            36,300           21,760           42,240
  Guyanor                           0          N/A             90,151            42,900                0                0
----------------------------------------------------------------------------------------------------------------------------
Louis O. Peloquin
  Corporation                       0          N/A            145,350(2)         34,650           21,760           42,240
  Guyanor                                                      83,600            26,400                0                0
----------------------------------------------------------------------------------------------------------------------------

(1) With respect to options exercised during the Corporation's fiscal year ended December 31, 1997, the dollar value of the difference between the option exercise price and the market value of the shares under option purchased on the date of the exercise of the options.
(2) Upon exercise of options granted prior to March 14, 1995, the holder will, in addition, be entitled to receive one-fifth of one Class B share of Guyanor for each Common Share acquired. Mr. Fagin obtained an additional 9,400 Class B shares of Guyanor through the exercise of options granted by the Corporation prior to March 14, 1995.
(3) For all unexercised options held as of December 31, 1997, the aggregate dollar value of the excess of the market value of the shares underlying those options over the exercise price of those unexercised options. On December 31, 1997, the closing price of the Common Shares was CDN$5.00 on the TSE, the closing price of the Guyanor Class B share was CDN$1.40 on the TSE. On April 7, 1998, the closing price of the Common Shares was CDN$5.75 on the TSE and the closing sale price of the Guyanor Class B shares was CDN$2.23 on the TSE.


STOCK BONUS PLAN

In December 1992, the Corporation established an Employees' Stock Bonus Plan (the "Bonus Plan") for any full-time or part-time employee (whether or not a director) of the Corporation or any of its subsidiaries who has rendered meritorious services that contributed to the success of the Corporation or any of its subsidiaries. The Bonus Plan provides that a specifically designated committee of the Board (currently the Compensation Committee) may grant bonus Common Shares on terms that the Compensation Committee may determine, within the limitations of the Bonus Plan and subject to the rules of applicable regulatory authorities. The maximum number of Common Shares issuable under the Bonus Plan is limited to 320,000 Common Shares. In addition, in any calendar year such reservation is limited to 1% of the total number of Common Shares which were issued and outstanding at the end of the preceding fiscal year (with no more than 0.5% being issuable to insiders of the Corporation).

A total of 60,293 Common Shares were issued under the Bonus Plan in 1997. Of these bonus Common Shares, 8,463 were issued on December 16, 1997 to the following Named Executive Officers, Messrs. Bell, Fleming and Peloquin, in the amounts of 2,821 Common Shares each.


                              LIABILITY INSURANCE

The Corporation has purchased insurance and has, in addition, agreed to indemnify directors and officers of the Corporation against all costs, charges and expenses reasonably incurred by them in respect of certain proceedings to which they may be made party by reason of their status as a director or officer of the Corporation. The indemnification is extended to directors and officers provided that they have acted honestly and in good faith with a view to the best interests of the Corporation and, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, on the condition that the director or officer had reasonable grounds for believing his conduct was lawful. The amount of the premium paid in respect of directors and officers as a group was US$147,000; the policy coverage is US$5,000,000 per claim and in aggregate in any policy year. Expenses for the Corporation per claim not covered by the policy ranges between nil and US$250,000.


                     INDEBTEDNESS OF DIRECTORS AND OFFICERS

At April 15, 1998, the total amount of indebtedness outstanding to the Corporation which was entered into in connection with a purchase of securities of the Corporation by directors, officers and employees of the Corporation or any of its subsidiaries was CDN$5,409,005. The following table sets forth information with respect to indebtedness incurred by any director or officer of the Corporation in connection with an acquisition by such officer or director of Common Shares. The loans indicated were granted pursuant to the Corporation's 1997 Stock Option Plan. See "Stock Option Plan" for a description of the terms of the loans.

             TABLE OF INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS UNDER SECURITIES PURCHASE PROGRAMS


                                                         LARGEST AMOUNT                           FINANCIALLY ASSISTED
                                                       OUTSTANDING DURING                         SECURITIES PURCHASES
                                                       THE FINANCIAL YEAR        AMOUNT           DURING THE FINANCIAL
                         INVOLVEMENT OF ISSUER               ENDED           OUTSTANDING AS AT        YEAR ENDED
 NAME AND PRINCIPAL               OR                   DECEMBER 31, 1997      APRIL 15, 1998       DECEMBER 31, 1997    SECURITY FOR
   POSITION                   SUBSIDIARY                     (CDN$)               (CDN$)                   (#)          INDEBTEDNESS
------------------------------------------------------------------------------------------------------------------------------------
David K. Fagin                  Lender                        966,000            966,000                     0            Common
Chairman (1)                                                                                                              Shares
------------------------------------------------------------------------------------------------------------------------------------
David A. Fennell                Lender                      4,359,932          4,340,566               480,100            Common
President and Chief                                                                                                       Shares
Executive Officer
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Winters              Lender                        102,439            102,439                11,220            Common
Vice-President,                                                                                                           Shares
Corporate
Development
------------------------------------------------------------------------------------------------------------------------------------

(1)  Mr. Fagin was Chairman of the Corporation until December 31, 1997.

At April 15, 1998, the total amount of indebtedness outstanding to the Corporation which was entered into other than in connection with a purchase of securities of the Corporation by directors, officers and employees of the Corporation or any of its subsidiaries was US$61,850. The following table sets forth information with respect to such indebtedness incurred by any director or officer of the Corporation.


  TABLE OF INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS
                 OTHER THAN UNDER SECURITIES PURCHASE PROGRAMS

------------------------------------------------------------------------------------------------------------------------------------
                                                                       LARGEST AMOUNT OUTSTANDING
                                                                        DURING THE FINANCIAL YEAR     AMOUNT OUTSTANDING AS AT APRIL
                                       INVOLVEMENT OF ISSUER OR          ENDED DECEMBER 31, 1997                15, 1998
     NAME AND PRINCIPAL POSITION             SUBSIDIARY                          (US$)                            (US$)
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey T. Abbott (1)                          Lender                            129,602                           0
President of Southern Star Resources
Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Gordon J. Bell (2)                             Lender                             20,241                           0
Vice President and Chief Financial
Officer
------------------------------------------------------------------------------------------------------------------------------------
Louis O. Peloquin (3)                          Lender                             31,106                      31,628
Vice-President, General Counsel and
Secretary
------------------------------------------------------------------------------------------------------------------------------------

(1) The loan to Mr. Abbott was made for the purpose of purchasing a residence at the time of his relocation to Denver, Colorado. The loan bore interest at the prime rate.
(2) The loan to Mr. Bell was made for the purpose of purchasing a residence at the time of his relocation to Denver, Colorado. The loan bore interest at the prime rate.
(3) The loan to Mr. Peloquin was made for the purpose of purchasing a residence at the time of his relocation to Denver, Colorado. The loan bears interest at the prime rate and is repayable in August 1998.

                               PERFORMANCE GRAPH

The following graph shows the cumulative total shareholder return on the Common Shares for the fiscal years ended December 31, 1993 through 1997, together with the total shareholder return of the TSE 300 Total Return Index and the TSE Gold and Precious Metals Index. The graph assumes an initial investment of US$100 at December 31, 1992. Because the Corporation did not pay dividends on its Common Shares during the measurement period, the calculation of the cumulative total shareholder return on the Common Shares does not include dividends.

                       [PERFORMANCE GRAPH APPEARS HERE]

                                                12/31/92  12/31/93   12/31/94   12/31/95   12/31/96   12/31/97
-------------------------------------------------------------------------------------------------------------
GOLDEN STAR RESOURCES LTD.
DOLLAR VALUE                                        100    258.26     174.31     110.86     275.99      76.45
ANNUAL RETURN                                              158.26%     74.31%     10.86%    175.99%    -23.55%
-------------------------------------------------------------------------------------------------------------
TSE 300 TOTAL RETURN INDEX
DOLLAR VALUE                                        100    128.98     125.76     140.68     176.90     199.96
ANNUAL RETURN                                               28.98%     25.76%     40.68%     76.90%     99.96%
-------------------------------------------------------------------------------------------------------------
TSE GOLD AND PRECIOUS METALS INDEX
DOLLAR VALUE                                        100    203.79     182.60     198.35     215.29     121.50
ANNUAL RETURN                                              103.79%     82.60%     98.35%    115.29%     21.50%
-------------------------------------------------------------------------------------------------------------


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain directors and officers of the Corporation are and may continue to be involved in the mining and mineral exploration industry through their direct and indirect participation in corporations, partnerships or joint ventures which are potential competitors. Situations may arise in connection with potential acquisitions and investments where the other interests of these directors and officers may conflict with the interests of the Corporation. As required by law, each of the directors of the Corporation is required to disclose any potential conflict of interest and to act honestly, in good faith and in the best interests of the Corporation.

Except as otherwise disclosed herein, since January 1, 1997, no insider of the Corporation, nor any associate or affiliate of an insider, has had any material interest in any transaction or proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries, nor has any director of the Corporation been involved, directly or indirectly, in any business or professional relationship with the Corporation in connection with the provision by the director or the Corporation of property, services or financing to the other.

Dr. Robert Minto, a director of the Corporation, is currently Senior Vice-President Kilborn SNC-Lavalin Inc. ("Kilborn SNC-Lavalin"). Kilborn SNC-Lavalin is an international engineering firm which provided certain services to the Corporation in 1997 for which the Corporation paid Kilborn SNC-Lavalin approximately US$62,500.

                            APPOINTMENT OF AUDITORS

The persons named in the enclosed proxy form intend to vote for the appointment of Coopers & Lybrand, Chartered Accountants, as auditors of the Corporation to hold office until the next annual general meeting of shareholders and to authorize the directors of the Corporation to fix the auditors' remuneration. Coopers & Lybrand have been the auditors of the Corporation since May 16, 1992.

A representative of the firm of Coopers & Lybrand will be present at the Meeting, will have an opportunity to make a statement if desired and will be available to answer any questions shareholders may have with respect to the financial statements of the Corporation for the fiscal year ended December 31, 1997.


                              1997 ANNUAL REPORT

The Annual Report for the fiscal year ended December 31, 1997 accompanies this Management Information Circular. The consolidated financial statements of the Corporation, the accompanying notes and report of the independent auditors, the selected financial data for each of the years ended December 31, 1997, 1996 and 1995 and management's discussion and analysis of the Corporation's financial condition and results of operations are included in the Annual Report.


                          1999 SHAREHOLDER PROPOSALS

To be eligible for inclusion in the Corporation's proxy statement, shareholder proposals for the 1999 Annual Meeting of Shareholders must be received at the Corporation's corporate office, 1660 Lincoln Street, Suite 3000, Denver, Colorado 80264, Attention: Corporate Secretary, on or before January 1, 1999.


                           AVAILABILITY OF DOCUMENTS

The following documents, filed with various securities commissions or similar authorities in various provinces of Canada, may be obtained by shareholders of the Corporation on request without charge from the Secretary of Golden Star Resources Ltd., 1660 Lincoln Street, Suite 3000, Denver, Colorado, USA 80264 (Tel.: (303) 830-9000; Toll Free: (800) 553-8436; Fax: (303) 830-9092):

    a) Annual Information Form of the Corporation on Form 10-K for the year ended December 31, 1997, together with any document, or the pertinent pages of any document, incorporated by reference in the Annual Information Form;

    b) comparative audited consolidated financial statements of the Corporation and the notes thereto as at and for the fiscal years ended December 31, 1997, 1996 and 1995, together with the report of the auditors thereon (which are all included in the Annual Report of the Corporation accompanying this Management Information Circular), and any interim financial statements of the Corporation that may be subsequently filed; and

c) the Corporation's Management Proxy Circular dated April 29, 1997 for its 1997 annual general meeting of shareholders held on June 10, 1997.


                                 OTHER MATTERS

Management of the Corporation is not aware of any other matters to come before the Meeting other than as set forth in the Notice of the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed proxy form to vote the shares represented thereby in accordance with their best judgment on such matter.


                              DIRECTORS' APPROVAL

The contents and the sending of this circular to holders of the Common Shares, to each director of the Corporation, to the auditors of the Corporation and to the appropriate regulatory authorities have been approved by the directors of the Corporation. This circular contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.


Dated at Denver, Colorado, USA this 28th day of April, 1998.



                                   Golden Star Resources Ltd.

                                   /s/ Louis O. Peloquin
                                   Vice President, General Counsel and Secretary

                          GOLDEN STAR RESOURCES LTD.
            ANNUAL GENERAL MEETING OF SHAREHOLDERS - JUNE 16, 1998
                                     PROXY
           THIS PROXY IS SOLICITED BY MANAGEMENT OF THE CORPORATION


The undersigned holder of common shares in the capital stock of Golden Star Resources Ltd. (the "Corporation") hereby nominates and appoints Pierre Gousseland, Chairman of the Board of the Corporation, or failing him, David A. Fennell, President and Chief Executive Officer of the Corporation, or instead of them or any of them, ________________________________, as the proxy of the undersigned to attend, act and vote in respect of all common shares registered in the name of the undersigned at the Annual General Meeting of shareholders of the Corporation to be held at 11:00 a.m. on Tuesday, June 16, 1998 in the Engineer Room of the Ontario Club, 30 Wellington Street West, Toronto, Canada, and at any and all adjournments thereof. Without limiting the general powers hereby conferred, the said proxy is directed to vote as follows upon the following matters:



1.      TO ELECT THE FOLLOWING PERSONS AS DIRECTORS OF THE CORPORATION:

        DAVID K. FAGIN                          FOR ______   WITHHOLD ______
        DAVID A. FENNELL                        FOR ______   WITHHOLD ______
        PIERRE GOUSSELAND                       FOR ______   WITHHOLD ______
        PHILIP S. MARTIN                        FOR ______   WITHHOLD ______
        DONALD F. MAZANKOWSKI                   FOR ______   WITHHOLD ______
        ERNEST C. MERCIER                       FOR ______   WITHHOLD ______
        ROBERT MINTO                            FOR ______   WITHHOLD ______
        ROGER D. MORTON                         FOR ______   WITHHOLD ______
        RICHARD A. STARK                        FOR ______   WITHHOLD ______
        ROBERT R. STONE                         FOR ______   WITHHOLD ______


2. TO APPOINT COOPERS & LYBRAND AS THE AUDITORS OF THE CORPORATION AND TO AUTHORIZE THE BOARD OF DIRECTORS TO FIX THE AUDITORS' REMUNERATION:

                         FOR ______   WITHHOLD ______



  The undersigned hereby revokes any instrument of proxy heretofore given with reference to the said meeting or any adjournment thereof.

  The proxyholder may in his discretion vote with respect to amendments or variations to matters identified in the Notice of Meeting or to other matters which may properly come before the meeting or any adjournment thereof.

DATED this ___________ day of ___________________________, 1998.


_________________________                     __________________________________
Signature                                     Name of shareholder (Please Print)

                                              __________________________________

                                              __________________________________
                                              Address


                      (PLEASE SEE NOTES ON REVERSE SIDE)

NOTES

1. The shares represented by this proxy will be voted in accordance with the instructions given herein. IF NO CHOICE IS SPECIFIED HEREIN, OR IF ANY INSTRUCTIONS GIVEN ARE NOT CLEAR, THE SHARES SHALL BE VOTED AS IF THE SHAREHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE, ALL IN THE SAME
                                         -----------
        MANNER AND TO THE SAME EXTENT AS THE SHAREHOLDER COULD DO IF THE SHAREHOLDER WERE PERSONALLY PRESENT AT THE MEETING.

2. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN THE PERSON DESIGNATED IN THIS PROXY TO ATTEND AND ACT FOR THE SHAREHOLDER AND ON THE SHAREHOLDER'S BEHALF AT THE MEETING. Such right may be exercised by printing in the space provided the name of the person to be appointed, in which case only the person so named may vote the shares at the meeting.

3. This proxy will not be valid unless it is dated and signed by the shareholder or the shareholder's attorney authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney of the corporation, and ceases to be valid one year from its date. If the proxy is executed by an attorney for an individual shareholder or by an officer or an attorney of a corporate shareholder, the instrument so empowering the officer or attorney, as the case may be, or a notarial copy thereof, must accompany the proxy instrument.

4. To be effective, the instrument of proxy must be received by 4:30 p.m. (Toronto time) on Friday, June 12, 1998 at the address set forth in the accompanying return envelope (Attention: Proxy Department, The CIBC Mellon Trust Company, P.O. Box 12005 STN. BRM B, Toronto, Ontario M7Y
        2K5).